Exhibit 10.1(8)

Execution Copy

AMENDMENT NO. 8
TO THE
UPS RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2010

WHEREAS, United Parcel Service of America, Inc. (“UPS”) and its affiliated corporations established the UPS Retirement Plan (“Plan”) for the benefit of its employees, in order to provide benefits to those employees upon their retirement, disability, or death, effective as of September 1, 1961;
WHEREAS, the Plan, as adopted and amended from time to time, was most recently amended and restated in its entirety, effective as of January 1, 2010;
WHEREAS, the Plan was most recently amended by Amendment No. 7; and
WHEREAS, UPS desires to amend the Plan to revise the definition of “spouse” to comply with federal law, clarify the applicability of the funding based limitations of Internal Code § 436 and the Treasury Regulations thereunder and make other clarifying amendments.
NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 7.1 of the Plan, the Plan is hereby amended, as follows:

1.	By amending Section 1.1(zzz), Spouse, effective September 16, 2013, to read as follows:
(zzz) “Spouse” means that one person who is recognized under Revenue Ruling 2013-17 as the Employee’s spouse on the earlier of (a) his or her date of death, or (b) his or her Annuity Starting Date.

2.	By amending the first sentence of Section 5.8(b), Maximum Benefits, effective January 1, 2014, to read as follows:
For limitations years beginning on or after July 1, 2007, refer to Appendix N, Maximum Benefits for Participants Other than Independent Pilots Association.

3.	By amending Article V, AMOUNT AND PAYMENT OF BENEFITS, effective for Plan Years beginning on and after January 1, 2008, to insert a new Section 5.16, to read as follows:
Section 5.16     Funding Based Limitations on Benefits and Benefit Accrual for Plan Years beginning on or after January 1, 2008.
For Plan Years beginning on or after January 1, 2008, refer to Appendix R, Funding Based Limitations on Benefits and Benefit Accrual.

4.	By amending the first sentence of Section 5.5(a) of Appendix M to read as follows:
If a Participant entitled to receive benefits (which shall be deemed to include the actual receipt of such benefits) should (1) return to Covered Employment, or (2) remain in Covered Employment after attaining age 65 (effective December 19, 2006, in administering the Plan the Committee has consistently interpreted age 65 in this context to mean normal retirement age as defined in each of the applicable Benefit Schedules), the payment of benefits to said Participant shall be suspended for the period in which the Participant remains employed, but not beyond the required beginning date set forth in Section 5.1(b)(1).

5.	By amending Section 5.6 of Appendix M, effective for Plan Years beginning on and after January 1, 2008, to read as follows:

SECTION 5.6        Funding-Based Limitations on Benefits and Benefit Accrual for 2008 and 2009 Plan Years.

(a)	General. The limitations of this Section 5.6 shall apply effective for Plan Years beginning on or after January 1, 2008 and before January 1, 2010.
(b)    Funding-Based Limitation on Unpredictable Contingent Event Benefits.

(i)
If a Participant would be entitled to an Unpredictable Contingent Event Benefit payable with respect to an Unpredictable Contingent Event occurring during a Plan Year, such benefit shall not be paid if the AFTAP for such Plan Year:

(A)    is less than sixty percent (60%), or

(B)
sixty percent (60%) or more, but would be less than sixty percent (60%) if the AFTAP were redetermined applying an actuarial assumption that the likelihood of the occurrence of such event during the Plan Year is one hundred percent (100%).

(ii)
Section 5.6(b)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Code §§ 436(b)(2) and 436(f) or to the extent Section 5.6(b)(i) is otherwise inapplicable in accordance with Code § 436(f).

(c)    Limitations on Plan Amendments Increasing Liability for Benefits.

(i)
No amendment that has the effect of increasing the liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the AFTAP for such Plan Year:

(A)	is less than eighty percent (80%), or

(B)	is eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the AFTAP.

(ii)
Section 5.6(c)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Code §§ 436(c)(2) and 436(f) or to the extent Section 5.6(c)(i) is otherwise inapplicable in accordance with Code § 436(f), so that the amendment shall be permitted to take effect as of the later of the first day of the Plan Year or the effective date of the amendment.

(iii)
Section 5.6(c)(i) shall not apply to any amendment that provides for an increase in benefits under a formula which is not based on a Participant’s compensation, but only if the rate of the increase is not in excess of the contemporaneous rate of increase in average wages of Participants covered by the amendment.

(d)    Limitations on Accelerated Benefit Distributions.

(i)
Funding Percentage Less than Sixty Percent (60%). If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), the Plan shall not pay any Prohibited Payment after the valuation date for the Plan Year.

(ii)
Bankruptcy.    During any period in which the Plan sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, the Plan shall not pay any Prohibited Payment. The preceding sentence shall not apply on or after the date on which the enrolled actuary for the Plan certifies that the Plan’s AFTAP for the Plan is not less than one hundred percent (100%).

(iii)	Limited Payment if Percentage is at Least Sixty Percent (60%) but Less Than Eighty Percent (80%).

(A)
General. If the Plan’s AFTAP for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), the Plan shall not pay any Prohibited Payment after the valuation date for the Plan Year to the extent the amount of the payment exceeds the lesser of (1) fifty percent (50%) of the amount of the payment which could be made without regard to Section 5.6(d) or (2) the present value (determined under guidance prescribed by the PBGC, using the interest and mortality assumptions under Code § 417(e)) of the maximum guarantee with respect to the Participant under ERISA Section 4022.

(B)
One-Time Application. In the case of a Participant with respect to whom a Prohibited Payment (or series of Prohibited Payments under a single optional form of benefit) is made pursuant to Section 5.6(d)(iii)(A), no additional Prohibited Payment shall be made with respect to that Participant during any period of consecutive Plan Years to which the limitations under Section 5.6(d)(i) or (ii) apply.

(e)    Limitation on Benefit Accruals for Severe Funding Shortfalls.

(i)
General. If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the valuation date for the Plan Year. If the Plan is required to cease benefit accruals under the preceding sentence, then the Plan shall not be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(ii)
Exemption.    Section 5.6(e)(i) shall not apply with respect to a Plan Year, effective as of the first day of the Plan Year, if the Company makes an additional contribution or provides security in accordance with Code §§ 436(e)(2) and 436(f) or to the extent Section 5.6(c)(i) is otherwise inapplicable in accordance with Code § 436(f).

(iii)
2009 Plan Year. For the 2009 Plan Year, Section 5.6(e)(i) shall be applied by substituting the Plan’s AFTAP for the preceding Plan Year for the Plan’s AFTAP for the Plan Year, but only if the AFTAP for the preceding Plan Year is greater.

(f)	Definitions. For purposes of this Section 5.6, the following terms have the following meanings:

(i)	“AFTAP” means the “Adjusted Funding Target Attainment Percentage,” as described in Code § 436(j)(2), taking into account the special rules of Code § 436(j)(4).

(ii)
“Prohibited Payment” means (1) any payment, in excess of the monthly amount paid under a single life annuity (plus any social security supplements described in the last sentence of Code § 411(a)(9)), to a Participant or Beneficiary whose annuity starting date (as defined in Code § 417(f)(2)) occurs during any period a limitation under Section 5.6(d)(i) or (ii) is in effect, (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, and (3) any other payment specified by regulations. A prohibited payment shall not include the payment of a benefit which under Code § 411(a)(11) may be immediately distributed without the consent of the Participant.

(iii)
“Unpredictable Contingent Event” means a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or the occurrence of death or disability.

(iv)	“Unpredictable Contingent Event Benefit” means any benefit payable solely by reason of an Unpredictable Contingent Event.

(g)	Notices. The Committee or its delegate shall comply with any applicable notice requirements under ERISA Section 101(j).

(h)
Interpretation. This Section 5.6 shall be interpreted and applied consistent with Code § 436, taking into account any applicable transition rules or exceptions provided thereunder or in any guidance issued thereunder.

6.	By amending Section 5.7 of Appendix M, effective for Plan Years beginning on and after January 1, 2010, to read as follows:

SECTION 5.7    Funding-Based Limitations on Benefits and Benefit Accrual for 2010 and Later Plan Years.

(a)	General. The limitations of this Section 5.7 shall apply effective for Plan Years beginning on or after January 1, 2010.
(b)    Funding-Based Limitation on Unpredictable Contingent Event Benefits.

(i)
If a Participant would be entitled to an Unpredictable Contingent Event Benefit payable with respect to an Unpredictable Contingent Event occurring during a Plan Year, such benefit shall not be paid if the AFTAP for such Plan Year:

(A)	is less than sixty percent (60%), or

(B)
is sixty percent (60%) or more, but would be less than sixty percent (60%) if the AFTAP were redetermined applying an actuarial assumption that the likelihood of occurrence of such event during the Plan Year is one hundred percent (100%).

(ii)
Section 5.7(b)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Treasury Regulation § 1.436-1(f) or to the extent Section 5.7(b)(i) is otherwise inapplicable in accordance with Treasury Regulation § 1.436-1(f).

(iii)
If the Unpredictable Contingent Event Benefits payable with respect to an Unpredictable Contingent Event that occurs during the Plan Year are not permitted to be paid because of the limitations of Section 5.7(i), but are permitted to be paid later in the Plan Year as a result of additional contributions under Treasury Regulation § 1.436-1(f) or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulation § 1.436-1(g)(5)(ii)(B), then those Unpredictable Contingent Event Benefits shall automatically become payable, retroactive to the period those benefits would have been payable under the terms of the Plan (other than Plan terms implementing the requirements of Code § 436(b)). If the Unpredictable Contingent Event Benefits do not become payable during the Plan Year in accordance with the preceding sentence, then the Plan will be treated as if it does not provide for those benefits. However, all or any portion of those Unpredictable Contingent Event Benefits can be restored pursuant to a Plan amendment that meets the requirements of Code § 436(c) and Treasury Regulation § 1.436-1(c) and other applicable qualification requirements.

(c)    Limitations on Plan Amendments Increasing Liability for Benefits.

(i)
No Plan amendment that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take place in a Plan Year if the AFTAP for such Plan Year:

(A)	is less than eighty percent (80%), or

(B)	is eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the AFTAP.

(ii)
Section 5.7(c)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Treasury Regulation § 1.436-1(f) or to the extent Section 5.7(c)(i) is otherwise inapplicable in accordance with Treasury Regulation § 1.436-1(f), so that the amendment shall be permitted to take effect as of the later of the first day of the Plan Year or the effective date of the amendment.

(iii)
Section 5.7(c)(i) shall not apply to any amendment that provides for an increase in benefits under a formula which is not based on a Participant’s compensation, but only if the rate of the increase is not in excess of the contemporaneous rate of increase in average wages of Participants covered by the amendment.

(iv)
If a Plan amendment does not take effect as of the effective date of the amendment because of the limitations of Section 5.7(c), but is permitted to take effect later in the Plan Year as a result of additional contributions under Treasury Regulation § 1.436-1(f) or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulation § 1.436-1(g)(5)(ii)(C), then the Plan amendment shall automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(d)    Limitations on Accelerated Benefit Distributions.

(i)
Funding Percentage Less than Sixty Percent (60%). If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), a Participant or Beneficiary shall not be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment, with an Annuity Starting Date on or after the applicable Section 436 Measurement Date.

(ii)
Bankruptcy.    During any period in which the Plan sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, no Participant or Beneficiary shall be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment with an Annuity Starting Date that occurs during such period. The preceding sentence shall not apply to payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the enrolled actuary for the Plan certifies that the Plan’s AFTAP for that Plan Year is not less than one hundred percent (100%).

(iii)	Limited Payment if Percentage is at Least Sixty Percent (60%) but Less Than Eighty Percent (80%).

(A)
General. If the Plan’s AFTAP for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), no Participant or Beneficiary shall be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment, with an Annuity Starting Date on or after the applicable Section 436 Measurement Date. The preceding sentence shall not apply if the Present Value of Accrued Benefit of the portion of the benefit that is being paid in a Prohibited Payment (as described in Treasury Regulation § 1.436-1(d)(3)(iii)(B)) does not exceed the lesser of (1) fifty percent (50%) of the Present Value of Accrued Benefit of the benefit payable in the optional form of benefit that includes the Prohibited Payment or (2) one hundred percent (100%) of the PBGC maximum benefit guarantee amount (as described in Treasury Regulation § 1.436-1(d)(3)(iii)(C)).

(B)
Bifurcation Rules. If an optional form of benefit that is otherwise available under the terms of the Plan is not available as of the Annuity Starting Date because of the application of Section 5.7(d)(iii)(A), then the Participant or Beneficiary shall be permitted to elect to (1) receive the unrestricted portion of the optional form of benefit (determined under the rules of Treasury Regulation §  1.436-1(d)(3)(iii)(D)) at that Annuity Starting Date, determined by treating the unrestricted portion of the benefit as if it were the Participant’s or Beneficiary’s entire benefit under the Plan, (2) commence benefits with respect to the Participant’s or Beneficiary’s entire benefit under the Plan in any other optional form of benefit available under the Plan at the same Annuity Starting Date that satisfies Treasury Regulation § 1.436-1(d)(3)(i), or (3) defer commencement of the payments to the extent described in Treasury Regulation § 1.436-1(d)(5). If the Participant or Beneficiary elects payment of the unrestricted portion of the benefit (determined under the rules of Treasury Regulation § 1.436-1(d)(3)(iii)(D)) under Section 5.7(d)(iii)(B)(1), then the Participant or Beneficiary shall be entitled to elect payment of the remainder of the Participant’s or Beneficiary’s benefits under the Plan in any optional form of benefit at that Annuity Starting Date otherwise available under the Plan that would not have included a Prohibited Payment if that optional form applied to the entire benefit of the Participant or Beneficiary.

(C)
One-Time Application. In the case of a Participant or Beneficiary with respect to whom a Prohibited Payment (or series of Prohibited Payments under a single optional form of benefit) is made pursuant to Section 5.7(d)(iii)(A) or (B), no additional Prohibited Payment shall be made with respect to that Participant during any period of consecutive Plan Years to which the limitations under Section 5.7(d) apply.

(iv)
Plan Alternative for Special Optional Forms.     The Plan may offer optional forms of benefit that are solely available during the period in which Section 5.7(d)(i), (ii), or (iii) applies to limit Prohibited Payments under the Plan in accordance with Treasury Regulation § 1.436-1(d)(6). Any such optional forms must satisfy Treasury Regulation § 1.436-1(d) and applicable qualification requirements, including satisfaction of Code §§ 417(e) and 415 (at each annuity starting date).

(e)    Limitation on Benefit Accruals for Severe Funding Shortfalls.

(i)
General. If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the applicable Section 436 Measurement Date. If the Plan is required to cease benefit accruals under the preceding sentence, then the Plan shall not be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(ii)
Exemption.    Section 5.7(e)(i) shall cease to apply with respect to a Plan Year, effective as of the first day of the Plan Year, if the Company makes an additional contribution or provides security in accordance within Treasury Regulation § 1.436-1(f) or to the extent Section 5.7(e)(i) is otherwise inapplicable in accordance with Treasury Regulation § 1.436-1(f).

(f)    Special Rules of Operation for Periods Prior to and After Certification.

(i)
Periods Prior to Certification During Which a Presumption Applies. For any period during which a presumption under Code § 436(h) and Treasury Regulation §§ 1.436-1(h)(1), (2) or (3) applies to the Plan, the limitations under Sections 5.7(b), (c), (d) and (e) shall be applied to the Plan as if the AFTAP for the year were the presumed AFTAP determined under the rules of Code § 436(h) and Treasury Regulation § 1.436-1(h)(1), (2) or (3), as applicable, updated to take into account certain Unpredictable Contingent Event Benefits and Plan amendments in accordance with Code § 436 and Treasury Regulation § 1.436-1(g).

(ii)
Periods After Certification of AFTAP. Section 5.7(f)(i) shall no longer apply for a Plan Year on and after the date an enrolled actuary for the Plan issues a certification of the AFTAP of the Plan for the current Plan Year, provided that the certification is issued before the first day of the tenth (10th) month of the Plan Year. For example, the limitations on Prohibited Payments under Section 5.7(d) shall apply for distributions with Annuity Starting Dates on and after the date of such certification using the certified AFTAP of the Plan for the Plan Year. Similarly, the prohibitions on accruals under Section 5.7(e) as a result of the enrolled actuary’s certification that the AFTAP of the Plan for the Plan Year is less than sixty percent (60%) shall be effective as of the date of the certification, and any prohibition on accruals shall cease to be effective on the date the enrolled actuary issues a certification that the AFTAP for the Plan for the Plan Year is at least sixty percent (60%).

(g)    Definitions. For purposes of this Section 5.7, the following terms have the following meanings:

(i)	“AFTAP” means the “Adjusted Funding Target Attainment Percentage,” as described in Code § 436(j)(2), taking into account the special rules of Code § 436(j)(4), and Treasury Regulation § 1.436-1(j)(1).

(ii)	“Annuity Starting Date” has the meaning described in Treasury Regulation § 1.436-1(j)(2).

(iii)
“Prohibited Payment” means (1) any payment for a month that is in excess of the monthly amount paid under a straight life annuity (plus any social security supplements described in the last sentence of Code § 411(a)(9)), to a Participant or Beneficiary whose Annuity Starting Date occurs during any period a limitation under Section 5.7(d) is in effect, (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, (3) any transfer of assets and liabilities to another plan maintained by the Company (or by any member of the Company’s controlled group) that is made in order to avoid or terminate the application of the benefit limitations under Code § 436, and (4) any other amount that is identified as a Prohibited Payment in IRS revenue rulings and procedures, notices, and other guidance published in the Internal Revenue Bulletin. A prohibited payment shall not include the payment of a benefit which under Code § 411(a)(11) may be immediately distributed without the consent of the Participant.

(iv)	“Section 436 Measurement Date” has the meaning described in Treasury Regulation § 1.436-1(j)(8).

(v)
“Unpredictable Contingent Event” means a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or the occurrence of death or disability.

(vi)
“Unpredictable Contingent Event Benefit” means any benefit or increase in benefits to the extent the benefit or increase would not be payable but for the occurrence of an Unpredictable Contingent Event.

(h)	Notices. The Committee or its delegate shall comply with any applicable notice requirements under ERISA Section 101(j).

(i)
Interpretation. This Section 5.7 shall be interpreted and applied consistent with Code § 436 and Treasury Regulation § 1.436-1, taking into account any applicable transition rules or exceptions provided thereunder or in any additional guidance issued under Code § 436.

7.	By amending the Plan to insert a new Appendix R, Funding Based Limitations on Benefits and Benefit Accrual, effective for Plan Years beginning on or after January 1, 2008, to read as attached.

8.	Except as amended by this Amendment No. 8, the Plan as in effect immediately prior to the date of this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action by the Board of Directors on December 12, 2013 has caused this Amendment No. 8 to be adopted.

ATTEST:	UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ Teri P. McClure	/s/ D. Scott Davis
Teri P. McClure	D. Scott Davis
Secretary	Chairman

UPS RETIREMENT PLAN
APPENDIX R

FUNDING BASED LIMITATIONS ON BENEFITS AND BENEFIT ACCRUAL

1.1    Funding-Based Limitations on Benefits and Benefit Accrual for 2008 and 2009 Plan Years.

(a)	General. The limitations of this Section 1.1 shall apply effective for Plan Years beginning on or after January 1, 2008 and before January 1, 2010.
(b)    Funding-Based Limitation on Unpredictable Contingent Event Benefits.

(i)
If a Participant would be entitled to an Unpredictable Contingent Event Benefit payable with respect to an Unpredictable Contingent Event occurring during a Plan Year, such benefit shall not be paid if the AFTAP for such Plan Year:

(A)    is less than sixty percent (60%), or

(B)
sixty percent (60%) or more, but would be less than sixty percent (60%) if the AFTAP were redetermined applying an actuarial assumption that the likelihood of the occurrence of such event during the Plan Year is one hundred percent (100%).

(ii)
Section 1.1(b)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Code §§ 436(b)(2) and 436(f) or to the extent Section 1.1(b)(i) is otherwise inapplicable in accordance with Code § 436(f).

(c)    Limitations on Plan Amendments Increasing Liability for Benefits.

(i)
No amendment that has the effect of increasing the liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the AFTAP for such Plan Year:

(A)     is less than eighty percent (80%), or

(B)	is eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the AFTAP.

(ii)
Section 1.1(c)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Code §§ 436(c)(2) and 436(f) or to the extent Section 1.1(c)(i) is otherwise inapplicable in accordance with Code § 436(f), so that the amendment shall be permitted to take effect as of the later of the first day of the Plan Year or the effective date of the amendment.

(iii)
Section 1.1(c)(i) shall not apply to any amendment that provides for an increase in benefits under a formula which is not based on a Participant’s compensation, but only if the rate of the increase is not in excess of the contemporaneous rate of increase in average wages of Participants covered by the amendment.

(d)    Limitations on Accelerated Benefit Distributions.

(i)
Funding Percentage Less than Sixty Percent (60%). If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), the Plan shall not pay any Prohibited Payment after the valuation date for the Plan Year.

(ii)
Bankruptcy.    During any period in which the Plan sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, the Plan shall not pay any Prohibited Payment. The preceding sentence shall not apply on or after the date on which the enrolled actuary for the Plan certifies that the Plan’s AFTAP for the Plan is not less than one hundred percent (100%).

(iii)	Limited Payment if Percentage is at Least Sixty Percent (60%) but Less Than Eighty Percent (80%).

(A)
General. If the Plan’s AFTAP for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), the Plan shall not pay any Prohibited Payment after the valuation date for the Plan Year to the extent the amount of the payment exceeds the lesser of (1) fifty percent (50%) of the amount of the payment which could be made without regard to Section 1.1(d) or (2) the present value (determined under guidance prescribed by the PBGC, using the interest and mortality assumptions under Code § 417(e)) of the maximum guarantee with respect to the Participant under ERISA Section 4022.

(B)
One-Time Application. In the case of a Participant with respect to whom a Prohibited Payment (or series of Prohibited Payments under a single optional form of benefit) is made pursuant to Section 1.1(d)(iii)(A), no additional Prohibited Payment shall be made with respect to that Participant during any period of consecutive Plan Years to which the limitations under Section 1.1(d)(i) or (ii) apply.

(e)    Limitation on Benefit Accruals for Severe Funding Shortfalls.

(i)
General. If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the valuation date for the Plan Year. If the Plan is required to cease benefit accruals under the preceding sentence, then the Plan shall not be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(ii)
Exemption.    Section 1.1(e)(i) shall not apply with respect to a Plan Year, effective as of the first day of the Plan Year, if the Company makes an additional contribution or provides security in accordance with Code § § 436(e)(2) and 436(f) or to the extent Section 1.1(c)(i) is otherwise inapplicable in accordance with Code § 436(f).

(iii)
2009 Plan Year. For the 2009 Plan Year, Section 1.1(e)(i) shall be applied by substituting the Plan’s AFTAP for the preceding Plan Year for the Plan’s AFTAP for the Plan Year, but only if the AFTAP for the preceding Plan Year is greater.

(f)	Definitions. For purposes of this Section 1.1, the following terms have the following meanings:

(i)	“AFTAP” means the “Adjusted Funding Target Attainment Percentage,” as described in Code § 436(j)(2), taking into account the special rules of Code § 436(j)(4).

(ii)
“Prohibited Payment” means (1) any payment, in excess of the monthly amount paid under a single life annuity (plus any social security supplements described in the last sentence of Code § 411(a)(9)), to a Participant or Beneficiary whose annuity starting date (as defined in Code § 417(f)(2)) occurs during any period a limitation under Section 1.1(d)(i) or (ii) is in effect, (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, and (3) any other payment specified by regulations. A prohibited payment shall not include the payment of a benefit which under Code § 411(a)(11) may be immediately distributed without the consent of the Participant.

(iii)
“Unpredictable Contingent Event” means a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or the occurrence of death or disability.

(iv)	“Unpredictable Contingent Event Benefit” means any benefit payable solely by reason of an Unpredictable Contingent Event.

(g)	Notices. The Committee or its delegate shall comply with any applicable notice requirements under ERISA Section 101(j).

(h)
Interpretation. This Section 1.1 shall be interpreted and applied consistent with Code § 436, taking into account any applicable transition rules or exceptions provided thereunder or in any guidance issued thereunder.

1.2    Funding-Based Limitations on Benefits and Benefit Accrual for 2010 and Later Plan Years.

(a)	General. The limitations of this Section 1.2 shall apply effective for Plan Years beginning on or after January 1, 2010.
(b)    Funding-Based Limitation on Unpredictable Contingent Event Benefits.

(i)
If a Participant would be entitled to an Unpredictable Contingent Event Benefit payable with respect to an Unpredictable Contingent Event occurring during a Plan Year, such benefit shall not be paid if the AFTAP for such Plan Year:

(A)    is less than sixty percent (60%), or

(B)
is sixty percent (60%) or more, but would be less than sixty percent (60%) if the AFTAP were redetermined applying an actuarial assumption that the likelihood of occurrence of such event during the Plan Year is one hundred percent (100%).

(ii)
Section 1.2(b)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Treasury Regulation § 1.436-1(f) or to the extent Section 1.2(b)(i) is otherwise inapplicable in accordance with Treasury Regulation § 1.436-1(f).

(iii)
If the Unpredictable Contingent Event Benefits payable with respect to an Unpredictable Contingent Event that occurs during the Plan Year are not permitted to be paid because of the limitations of Section 1.2(i), but are permitted to be paid later in the Plan Year as a result of additional contributions under Treasury Regulation § 1.436-1(f) or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulation § 1.436-1(g)(5)(ii)(B), then those Unpredictable Contingent Event Benefits shall automatically become payable, retroactive to the period those benefits would have been payable under the terms of the Plan (other than Plan terms implementing the requirements of Code § 436(b)). If the Unpredictable Contingent Event Benefits do not become payable during the Plan Year in accordance with the preceding sentence, then the Plan will be treated as if it does not provide for those benefits. However, all or any portion of those Unpredictable Contingent Event Benefits can be restored pursuant to a Plan amendment that meets the requirements of Code § 436(c) and Treasury Regulation § 1.436-1(c) and other applicable qualification requirements.

(c)    Limitations on Plan Amendments Increasing Liability for Benefits.

(i)
No Plan amendment that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take place in a Plan Year if the AFTAP for such Plan Year:

(A)     is less than eighty percent (80%), or

(B)	is eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the AFTAP.

(ii)
Section 1.2(c)(i) shall cease to apply with respect to a Plan Year if the Company makes an additional contribution or provides security in accordance with Treasury Regulation § 1.436-1(f) or to the extent Section 1.2(c)(i) is otherwise inapplicable in accordance with Treasury Regulation § 1.436-1(f), so that the amendment shall be permitted to take effect as of the later of the first day of the Plan Year or the effective date of the amendment.

(iii)
Section 1.2(c)(i) shall not apply to any amendment that provides for an increase in benefits under a formula which is not based on a Participant’s compensation, but only if the rate of the increase is not in excess of the contemporaneous rate of increase in average wages of Participants covered by the amendment.

(iv)
If a Plan amendment does not take effect as of the effective date of the amendment because of the limitations of Section 1.2(c), but is permitted to take effect later in the Plan Year as a result of additional contributions under Treasury Regulation § 1.436-1(f) or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulation § 1.436-1(g)(5)(ii)(C), then the Plan amendment shall automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(d)    Limitations on Accelerated Benefit Distributions.

(i)
Funding Percentage Less than Sixty Percent (60%). If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), a Participant or Beneficiary shall not be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment, with an Annuity Starting Date on or after the applicable Section 436 Measurement Date.

(ii)
Bankruptcy.    During any period in which the Plan sponsor is a debtor in a case under Title 11, United States Code, or similar Federal or State law, no Participant or Beneficiary shall be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment with an Annuity Starting Date that occurs during such period. The preceding sentence shall not apply to payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the enrolled actuary for the Plan certifies that the Plan’s AFTAP for that Plan Year is not less than one hundred percent (100%).

(iii)	Limited Payment if Percentage is at Least Sixty Percent (60%) but Less Than Eighty Percent (80%).

(A)
General. If the Plan’s AFTAP for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), no Participant or Beneficiary shall be permitted to elect an optional form of benefit that includes a Prohibited Payment, and the Plan shall not pay any Prohibited Payment, with an Annuity Starting Date on or after the applicable Section 436 Measurement Date. The preceding sentence shall not apply if the Present Value of Accrued Benefit of the portion of the benefit that is being paid in a Prohibited Payment (as described in Treasury Regulation § 1.436-1(d)(3)(iii)(B)) does not exceed the lesser of (1) fifty percent (50%) of the Present Value of Accrued Benefit of the benefit payable in the optional form of benefit that includes the Prohibited Payment or (2) one hundred percent (100%) of the PBGC maximum benefit guarantee amount (as described in Treasury Regulation § 1.436-1(d)(3)(iii)(C)).

(B)
Bifurcation Rules. If an optional form of benefit that is otherwise available under the terms of the Plan is not available as of the Annuity Starting Date because of the application of Section 1.2(d)(iii)(A), then the Participant or Beneficiary shall be permitted to elect to (1) receive the unrestricted portion of the optional form of benefit (determined under the rules of Treasury Regulation §  1.436-1(d)(3)(iii)(D)) at that Annuity Starting Date, determined by treating the unrestricted portion of the benefit as if it were the Participant’s or Beneficiary’s entire benefit under the Plan, (2) commence benefits with respect to the Participant’s or Beneficiary’s entire benefit under the Plan in any other optional form of benefit available under the Plan at the same Annuity Starting Date that satisfies Treasury Regulation § 1.436-1(d)(3)(i), or (3) defer commencement of the payments to the extent described in Treasury Regulation § 1.436-1(d)(5). If the Participant or Beneficiary elects payment of the unrestricted portion of the benefit (determined under the rules of Treasury Regulation § 1.436-1(d)(3)(iii)(D)) under Section 1.2(d)(iii)(B)(1), then the Participant or Beneficiary shall be entitled to elect payment of the remainder of the Participant’s or Beneficiary’s benefits under the Plan in any optional form of benefit at that Annuity Starting Date otherwise available under the Plan that would not have included a Prohibited Payment if that optional form applied to the entire benefit of the Participant or Beneficiary.

(C)
One-Time Application. In the case of a Participant or Beneficiary with respect to whom a Prohibited Payment (or series of Prohibited Payments under a single optional form of benefit) is made pursuant to Section 1.2(d)(iii)(A) or (B), no additional Prohibited Payment shall be made with respect to that Participant during any period of consecutive Plan Years to which the limitations under Section 1.2(d) apply.

(iv)
Plan Alternative for Special Optional Forms.     The Plan may offer optional forms of benefit that are solely available during the period in which Section 1.2(d)(i), (ii), or (iii) applies to limit Prohibited Payments under the Plan in accordance with Treasury Regulation § 1.436-1(d)(6). Any such optional forms must satisfy Treasury Regulation § 1.436-1(d) and applicable qualification requirements, including satisfaction of Code §§ 417(e) and 415 (at each annuity starting date).

(e)    Limitation on Benefit Accruals for Severe Funding Shortfalls.

(i)
General. If the Plan's AFTAP for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the applicable Section 436 Measurement Date. If the Plan is required to cease benefit accruals under the preceding sentence, then the Plan shall not be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(ii)
Exemption.    Section 1.2(e)(i) shall cease to apply with respect to a Plan Year, effective as of the first day of the Plan Year, if the Company makes an additional contribution or provides security in accordance within Treasury Regulation § 1.436-1(f) or to the extent Section 1.2(e)(i) is otherwise inapplicable in accordance with Treasury Regulation § 1.436-1(f).

(f)    Special Rules of Operation for Periods Prior to and After Certification.

(i)
Periods Prior to Certification During Which a Presumption Applies. For any period during which a presumption under Code § 436(h) and Treasury Regulation §§ 1.436-1(h)(1), (2) or (3) applies to the Plan, the limitations under Sections 1.2(b), (c), (d) and (e) shall be applied to the Plan as if the AFTAP for the year were the presumed AFTAP determined under the rules of Code § 436(h) and Treasury Regulation § 1.436-1(h)(1), (2) or (3), as applicable, updated to take into account certain Unpredictable Contingent Event Benefits and Plan amendments in accordance with Code § 436 and Treasury Regulation § 1.436-1(g).

(ii)
Periods After Certification of AFTAP. Section 1.2(f)(i) shall no longer apply for a Plan Year on and after the date an enrolled actuary for the Plan issues a certification of the AFTAP of the Plan for the current Plan Year, provided that the certification is issued before the first day of the tenth (10th) month of the Plan Year. For example, the limitations on Prohibited Payments under Section 1.2(d) shall apply for distributions with Annuity Starting Dates on and after the date of such certification using the certified AFTAP of the Plan for the Plan Year. Similarly, the prohibitions on accruals under Section 1.2(e) as a result of the enrolled actuary’s certification that the AFTAP of the Plan for the Plan Year is less than sixty percent (60%) shall be effective as of the date of the certification, and any prohibition on accruals shall cease to be effective on the date the enrolled actuary issues a certification that the AFTAP for the Plan for the Plan Year is at least sixty percent (60%).

(g)    Definitions. For purposes of this Section 1.2, the following terms have the following meanings:

(1)	“AFTAP” means the “Adjusted Funding Target Attainment Percentage,” as described in Code § 436(j)(2), taking into account the special rules of Code § 436(j)(4), and Treasury Regulation § 1.436-1(j)(1).

(2)	“Annuity Starting Date” has the meaning described in Treasury Regulation § 1.436-1(j)(2).

(3)
“Prohibited Payment” means (1) any payment for a month that is in excess of the monthly amount paid under a straight life annuity (plus any social security supplements described in the last sentence of Code § 411(a)(9)), to a Participant or Beneficiary whose Annuity Starting Date occurs during any period a limitation under Section 1.2(d) is in effect, (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, (3) any transfer of assets and liabilities to another plan maintained by the Company (or by any member of the Company’s controlled group) that is made in order to avoid or terminate the application of the benefit limitations under Code § 436, and (4) any other amount that is identified as a Prohibited Payment in IRS revenue rulings and procedures, notices, and other guidance published in the Internal Revenue Bulletin. A prohibited payment shall not include the payment of a benefit which under Code § 411(a)(11) may be immediately distributed without the consent of the Participant.

(4)	“Section 436 Measurement Date” has the meaning described in Treasury Regulation § 1.436-1(j)(8).

(5)
“Unpredictable Contingent Event” means a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or the occurrence of death or disability.

(6)
“Unpredictable Contingent Event Benefit” means any benefit or increase in benefits to the extent the benefit or increase would not be payable but for the occurrence of an Unpredictable Contingent Event.

(h)	Notices. The Committee or its delegate shall comply with any applicable notice requirements under ERISA Section 101(j).

(i)
Interpretation. This Section 1.2 shall be interpreted and applied consistent with Code § 436 and Treasury Regulation § 1.436-1, taking into account any applicable transition rules or exceptions provided thereunder or in any additional guidance issued under Code § 436.